abrdn Funds: Summary Prospectus
abrdn High Income Opportunities Fund
(formerly, abrdn Global High Income Fund)
February 29, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@abrdn.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 29, 2024, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report, dated October 31, 2023  are incorporated by reference into this summary prospectus.

Fund Tickers

Class A – BJBHX ■ Institutional Class – JHYIX

Summary - abrdn High Income Opportunities Fund

abrdn High Income Opportunities Fund

Objective

The abrdn  High Income Opportunities Fund (formerly,  abrdn Global High Income Fund) (the “High Income Opportunities Fund” or the “Fund”) seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the High Income Opportunities Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 164 and 221 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 110 and 111 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.54%	0.50%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses(4)	1.36%	1.07%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.39%	0.35%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	0.97%	0.72%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(4)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

2   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund

Example

This Example is intended to help you compare the cost of investing in the High Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the High Income Opportunities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$396	$681	$986	$1,853
INSTITUTIONAL CLASS SHARES	$74	$306	$556	$1,274

Portfolio Turnover

The High Income Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.58% of the average value of its portfolio.

Principal Strategies

The High Income Opportunities Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of high income producing instruments. High income producing instruments include those rated at the time of purchase below “BBB–” by Standard & Poor’s Rating Service (“S&P”), or below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”, which are speculative). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt. The Fund has the flexibility to invest in a broad-range of debt instruments, including, but not limited to, corporate and sovereign debt from U.S. and non-U.S. issuers, including those in emerging markets. The Fund may invest in debt securities of any maturity.

The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential Environmental, Social and Governance (“ESG”) risks and opportunities impacting issuers, where relevant. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.

The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., “junk bonds”) and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.

The Fund may also invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed–rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may also invest up to 20% of its net assets in equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or over-the-counter (“OTC”).

To achieve its investment objective, the Fund uses derivatives under certain market conditions. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets or for hedging currency exposure. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward foreign exchange contracts, non-deliverable forwards, swaps, options (including options on futures and options on

Summary -  abrdn High Income Opportunities Fund   3

Summary - abrdn High Income Opportunities Fund

swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Principal Risks

The High Income Opportunities Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first ten risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund’s distributions could constitute a return of capital to shareholders for federal income tax purposes.

Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).

Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor

4   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund

whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.

Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Summary -  abrdn High Income Opportunities Fund   5

Summary - abrdn High Income Opportunities Fund

Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. Sovereign debt risk is increased for emerging market issuers. The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Yield Risk –  The amount of income received by the Fund will go up or down depending on day-to-day variations in short–term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the High Income Opportunities Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the Bloomberg Global Aggregate Bond Index, a broad-based securities index, and the  ICE  BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD). Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index has changed from the ICE  BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD) to the Bloomberg Global Aggregate Bond Index in the Fund’s total return table. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Fund changed its investment strategy effective August 18, 2023, which introduced increased flexibility to invest in U.S. issuers. Performance prior to August 18, 2023 does not reflect the current investment strategy. In connection with the investment strategy change, the Fund changed its name from the abrdn  Global High Income Fund to the abrdn  High Income Opportunities Fund. The returns presented for the Fund for periods prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on December 3, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.

Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Fund.

6   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return:  12.44%  - 2nd quarter 2020

Lowest Return: -15.45%  - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns of the Fund as of December 31, 2023

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	8.96%	3.47%	2.16%
Class A shares – After Taxes on Distributions	6.66%	1.18%	-0.22%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	5.22%	1.67%	0.58%
Institutional Class shares – Before Taxes	12.55%	4.36%	2.73%
Bloomberg Global Aggregate Bond Index (reflects no deductions for expenses or taxes)	5.72%	-0.32%	0.38%
ICE BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD) (reflects no deductions for expenses or taxes)	12.97%	4.70%	4.52%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Investment Adviser

abrdn Inc. serves as the High Income Opportunities Fund  investment adviser.

Summary -  abrdn High Income Opportunities Fund   7

Summary - abrdn High Income Opportunities Fund

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ben Pakenham	Head of European High Yield and Global Loans	2016 *
George Westervelt, CFA®	Head of Global High Yield	2019 *
Matthew Kence	Investment Director	2019 *
Adam Tabor, CFA®	Investment Director	2023

*	Includes service to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8   Summary - abrdn High Income Opportunities Fund